Innventure Reports Fourth Quarter and Full Year 2024 Results

Accelsius and AeroFlexx started generating revenue with expectations to grow in 2025

Founded fourth company, Refinity, to commercialize cost-effective conversion of mixed plastic wastes to petrochemical feedstocks in collaboration with The Dow Chemical Company

ORLANDO, Fla. (April 11, 2025) – Innventure, Inc. (NASDAQ: INV) (“Innventure”), a technology commercialization platform, today announced financial results for the quarter and year ended December 31, 2024.

“2024 was a seminal year for Innventure, highlighted by commercial delivery of product for both Accelsius and AeroFlexx, the October close of our business combination and subsequent public listing, and the launch of our fourth operating company, Refinity, in mid-December.” said Bill Haskell, Innventure’s Chief Executive Officer. “Momentum has continued into 2025 and we expect even more exciting developments throughout the year as we continue our journey as a publicly traded technology commercialization platform.”

Conference Call and Webcast

A conference call to discuss these results has been scheduled for 11:00 a.m. ET on April 11, 2025. The event will be webcasted live via Innventure’s investor relations website https://ir.innventure.com/ or via this link.

Parties interested in joining via teleconference can register using this link: https://register-conf.media-server.com/register/BIf41bc3411b8f4b8c935d6895015728c1

After registering, you will be provided dial in details and a unique dial-in PIN. Registration is open through the live call, but to ensure you are connected for the full call, we suggest registering in advance.

Innventure will also post a slide presentation to accompany the prepared remarks to its investor relations website https://ir.innventure.com/ shortly before the of the start of the event.

About Innventure

Innventure founds, funds, and operates companies with a focus on transformative, sustainable technology solutions acquired or licensed from multinational corporations. As owner-operators, Innventure takes what it believes to be breakthrough technologies from early evaluation to scaled commercialization utilizing an approach designed to help mitigate risk as it builds disruptive companies it believes have the potential to achieve a target enterprise value of at least $1 billion. Innventure defines ‘‘disruptive’’ as innovations that have the ability to significantly change the way businesses, industries, markets and/or consumers operate.

Non-GAAP Financial Measures

We use certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (GAAP) to supplement our consolidated financial statements. These non-GAAP financial measures provide additional information to investors to facilitate comparisons of past and present operating results, identify trends in our underlying operating performance, and offer greater transparency on how we evaluate our business activities. These measures are integral to our processes for budgeting, managing operations, making strategic decisions, and evaluating our performance.

Our primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. We define EBITDA as net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, non-recurring expenses, and other items that are not indicative of our core operating activities. These may include stock-based compensation, acquisition costs, and other financial items. We believe Adjusted EBITDA is valuable for investors and analysts as it provides additional insight into our operational performance, excluding the impacts of certain financing, investing, and other non-operational activities. This measure helps in comparing our current operating results with prior periods and with those of other companies in our industry. It is also used internally for allocating resources efficiently, assessing the economic outcomes of acquisitions and strategic decisions, and evaluating the performance of our management team.

There are limitations to Adjusted EBITDA, including its exclusion of cash expenditures, future requirements for capital expenditures and contractual commitments, and changes in or cash requirements for working capital needs. Adjusted EBITDA also omits significant interest expenses and related cash requirements for interest and payments. While depreciation and amortization are non-cash charges, the associated assets will often need to be replaced in the future, and Adjusted EBITDA does not reflect the cash required for such replacements. Additionally, Adjusted EBITDA does not account for income or other taxes or necessary cash tax payments.

Investors should use caution when comparing our non-GAAP measure to similar metrics used by other companies, as definitions can vary. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures.

In presenting Adjusted EBITDA, we aim to provide investors with an additional tool for assessing the operational performance of our business. It serves as a useful complement to our GAAP results, offering a more comprehensive understanding of our financial health and operational efficiencies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Innventure’s (the “Company’s”) future financial or operating performance, expectations regarding new contractual arrangements, anticipated product line expansions and product testing and market acceptance, and these statements may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s public filings made with the Securities and Exchange Commission and the following: (a) the Company’s and its subsidiaries’ ability to execute on strategies and achieve future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s and its subsidiaries’ ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth strategies; (c) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (d) the Company’s access to funds under the Standby Equity Purchase Agreement with YA II PN, Ltd. (“YA”) or the Securities Purchase Agreement and related convertible debentures with YA due to certain conditions, restrictions and limitations set forth therein; (e) certain restrictions and limitations set forth in the Company’s debt instruments, which may impair the Company’s financial and operating flexibility; (f) the Company and its subsidiaries ability to generate liquidity and maintain sufficient capital to operate as anticipated; (g) the Company’s and its subsidiaries’ ability to obtain funding for their operations and future growth and to continue as going concerns; (h) the risk that the technology solutions that the Company and its subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; (i) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; (j) the ability of the Company and its subsidiaries to scale the operations of their businesses; (k) the ability of the Company and its subsidiaries to establish substantial commercial sales of their products; (l) the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; (m) the Company and its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their businesses; (m) the outcome of any legal proceedings against the Company or its subsidiaries; (o) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations or other third parties (“Technology Solutions Provider”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future Technology Solutions Providers; (p) the risk that the launch of new companies distracts the Company’s management from its other subsidiaries and their operations; (q) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (r) the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (s) the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; (t) geopolitical risk and changes in applicable laws or regulations; (u) potential adverse effects of other economic, business, and/or competitive factors; (v) operational risks related to the Company and its subsidiaries that have limited or no operating history; and (w) limited liquidity and trading of the Company’s securities.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com

Innventure, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	Successor	Predecessor
	December 31, 2024	December 31, 2023
Assets
Cash, cash equivalents and restricted cash	$11,119	$2,575
Accounts receivable	283	—
Due from related parties	4,536	2,602
Inventories	5,178	—
Prepaid expenses and other current assets	3,170	487
Total Current Assets	24,286	5,664
Investments	28,734	14,167
Property, plant and equipment, net	1,414	637
Intangible assets, net	182,153	—
Goodwill	667,936	—
Other assets	766	1,096
Total Assets	$905,289	$21,564
Liabilities and Stockholders' Deficit
Accounts payable	$3,248	$93
Accrued employee benefits	9,273	3,779
Accrued expenses	2,477	1,009
Related party payables	—	347
Related party notes payable - current	14,000	1,000
Notes payable - current	625	912
Patent installment payable - current	1,225	775
Obligation to issue equity	4,158	—
Warrant liability	34,023	—
Other current liabilities	318	253
Total Current Liabilities	69,347	8,168
Notes payable, net of current portion	13,654	999
Convertible promissory note, net	—	1,120
Convertible promissory note due to related party, net	—	3,381
Embedded derivative liability	—	1,994
Earnout liability	14,752	—
Stock-based compensation liability	1,160	—
Patent installment payable, net of current	12,375	13,075
Deferred income taxes	27,893	—
Other liabilities	355	683
Total Liabilities	139,536	29,420
Commitments and Contingencies (Note 19)
Mezzanine Capital
Redeemable Class I Units, no par value, 1,000,000 units authorized, issued and outstanding as of December 31, 2023	—	2,912
Redeemable Class PCTA Units, no par value, 3,982,675 units authorized, issued and outstanding as of December 31, 2023	—	7,718
Stockholders' Equity / Unitholders' Deficit
Class B Preferred Units, no par value, 4,639,557 units authorized, and 4,109,961 units issued and outstanding as of December 31, 2023	—	38,122
Class B-1 Preferred Units, no par value, 2,600,000 units authorized, and 342,608 units issued and outstanding as of December 31, 2023	—	3,323
Class A Units, no par value, 10,975,000 units authorized, and 10,875,000 units issued and outstanding as of December 31, 2023	—	1,950
Class C Units, no par value, 1,585,125 units authorized, and 1,570,125 units issued and outstanding as of December 31, 2023	—	844
Preferred Stock, $0.0001 par value, 25,000,000 shares authorized, and 1,102,000 shares issued and outstanding as of December 31, 2024	—	—
Common Stock, $0.0001 par value, 250,000,000 shares authorized, and 44,597,154 shares issued and outstanding as of December 31, 2024	4	—
Additional paid-in capital	502,865	—
Accumulated other comprehensive gain (loss)	909	—
Accumulated deficit	(78,802)	(64,284)
Total Innventure, Inc., Stockholders’ Equity/ Innventure LLC Unitholders' Deficit	424,976	(20,045)
Non-controlling interest	340,777	1,559
Total Stockholders' Equity/ Unitholders' Deficit	765,753	(18,486)
Total Liabilities, Mezzanine Capital and Equity	$905,289	$21,564
See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)

	Successor	Predecessor
	October 2, 2024 through December 31, 2024	January 1, 2024 through October 1, 2024	Year ended December 31, 2023
Revenue	$456	$764	$1,117

Operating Expenses
Cost of sales	3,752	777	—
General and administrative	29,652	26,608	17,589
Sales and marketing	2,009	4,178	3,205
Research and development	5,340	5,978	4,001
Total Operating Expenses	40,753	37,541	24,795

Loss from Operations	(40,297)	(36,777)	(23,678)

Non-operating (Expense) and Income
Interest expense, net	(1,132)	(1,300)	(1,224)
Net gain (loss) from investments	—	11,547	(6,448)
Net (loss) gain on investments - due to related parties	—	(468)	232
Change in fair value of financial liabilities	(20,946)	(478)	766
Equity method investment (loss) income	(902)	893	(632)
Loss on conversion of promissory notes	—	(1,119)	—
Write-off of loan commitment fee asset	(10,041)	—	—
Miscellaneous other expense	(57)	(64)	—
Total Non-operating (Expense) Income	(33,078)	9,011	(7,306)
Loss before Income Taxes	(73,375)	(27,766)	(30,984)
Income tax expense (benefit)	(2,742)	432	—
Net Loss	(70,633)	(28,198)	(30,984)
Less: net loss attributable to
Non-redeemable non-controlling interest	(8,339)	(11,762)	(139)
Net Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	(62,294)	(16,436)	(30,845)

Basic and diluted loss per share	$(1.42)
Basic and diluted weighted average common shares	43,951,279

Other comprehensive income, net of taxes:
Unrealized gain on available-for-sale debt securities - related party	909	62	—
Total other comprehensive loss, net of taxes	909	62	—

Total comprehensive loss, net of taxes	(69,724)	(28,136)	(30,984)
Less: comprehensive income attributable to
Non-redeemable non-controlling interest	(8,339)	(11,762)	(139)
Net Comprehensive Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	$(61,385)	$(16,374)	$(30,845)

See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Consolidated Statements of Changes in Mezzanine Capital (Predecessor)
(in thousands, except share and per share amounts)

	Class I Amount	Class PCTA Amount	Total
December 31, 2022	$2,984	$12,882	$15,866
Proceeds from capital calls to unitholders	130	—	130
Accretion of redeemable units to redemption value	(202)	(5,164)	(5,366)
December 31, 2023	2,912	7,718	10,630
Accretion of redeemable units to redemption value	1,565	10,385	11,950
October 1, 2024	$4,477	$18,103	$22,580
See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Consolidated Statements of Changes in Stockholders' Equity
(in thousands, except share and per share amounts)

	Class B Preferred	Class B-1 Preferred	Class A	Class C	Accumulated Deficit	Accumulated OCI	Non-Controlling Interest	Total Unitholders' Deficit
December 31, 2022 (Predecessor)	$20,803	$3,323	$1,950	$639	$(38,564)	$—	$656	$(11,193)
Net loss	—	—	—	—	(30,845)	—	(139)	(30,984)
Non-controlling interest acquired	—	—	—	—	—	—	337	337
Issuance of units, net of issuance costs	17,319	—	—	—	—	—	—	17,319
Unit-based compensation	—	—	—	205	—	—	705	910
Distributions to unitholders	—	—	—	—	(241)	—	—	(241)
Accretion of redeemable units to redemption value	—	—	—	—	5,366	—	—	5,366
December 31, 2023 (Predecessor)	38,122	3,323	1,950	844	(64,284)	—	1,559	(18,486)
Net loss	—	—	—	—	(16,436)	—	(11,762)	(28,198)
Other comprehensive loss, net of taxes	—	—	—	—	—	62	—	62
Units issued to non-controlling interest	—	—	—	—	—	—	13,921	13,921
Issuance of units, net of issuance costs	13,561	—	—	—	—	—	—	13,561
Unit-based compensation	—	—	—	137	—	—	919	1,056
Issuance of units to non-controlling interest in exchange of convertible promissory notes	—	—	—	—	—	—	8,443	8,443
Accretion of redeemable units to redemption value	—	—	—	—	(11,950)	—	—	(11,950)
October 1, 2024 (Predecessor)	$51,683	$3,323	$1,950	$981	$(92,670)	$62	$13,080	$(21,591)
See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Consolidated Statements of Changes in Stockholders' Equity
(in thousands, except share and per share amounts)

	Series B Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Accumulated OCI	Non-Controlling Interest	Total Stockholders' Equity
October 2, 2024 (Successor)	—	$—	—	$—	$11,342	$(15,845)	$—	$—	$(4,503)
Effect of acquisition of Innventure LLC	—	—	43,589,850	4	461,064	—	—	343,030	804,098
Reclassification of warrants from liability to equity	—	—	—	—	1,265	—	—	—	1,265
Issuance of common shares, net of issuance costs	—	—	160,000	—	2,083	—	—	—	2,083
Issuance of preferred shares, net of issuance costs	1,102,000	—	—	—	9,965	—	—	—	9,965
Issuance of common shares from warrant exercises	—	—	259,309	—	2,982	—	—	—	2,982
Net loss	—	—	—	—	—	(62,294)	—	(8,339)	(70,633)
Other comprehensive gain, net of taxes	—	—	—	—	—	—	909	—	909
Non-controlling interest acquired	—	—	—	—	—	—	—	4,129	4,129
Distributions to Stockholders	—	—	—	—	—	(663)	—	—	(663)
Vesting of contingent at risk sponsor shares	—	—	587,995	—	—	—	—	—	—
Stock-based compensation	—	—	—	—	14,381	—	—	1,957	16,338
Accrued preferred dividends	—	—	—	—	(217)	—	—	—	(217)
December 31, 2024 (Successor)	1,102,000	$—	44,597,154	$4	$502,865	$(78,802)	$909	$340,777	$765,753
See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands, except share and per share amounts)

	Successor	Predecessor
	October 2, 2024 through December 31, 2024	January 1, 2024 through October 1, 2024	Year ended December 31, 2023
Cash Flows Used in Operating Activities
Net loss	$(70,633)	$(28,198)	$(30,984)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Stock-based compensation	16,338	1,056	910
Interest income on debt securities - related party	(106)	(110)	—
Change in fair value of financial liabilities	20,946	478	(766)
Change in fair value of payables due to related parties	—	468	(232)
Write-off of loan commitment fee asset	10,041	—	—
Non-cash interest expense on notes payable	248	351	487
Net (gain) loss on investments	—	(11,547)	6,448
Equity method investment gain (loss)	902	(893)	632
Loss on conversion of promissory notes	—	1,119	—
Deferred income taxes	(2,760)	432	—
Depreciation and amortization	5,455	146	8
Payment of patent installment	—	(250)	—
Non-cash rent costs	63	185	192
Accrued unpaid interest on note payable	69	930	—
Changes in operating assets and liabilities:
Accounts receivable	(166)	(117)	—
Prepaid expenses and other current assets	(1,301)	(1,353)	(218)
Inventory	(2,354)	(2,824)	—
Accounts payable	(11,211)	6,013	9
Accrued employee benefits	1,656	3,838	3,181
Accrued expenses	(484)	674	1,230
Stock-based compensation liability	1,160	—	—
Other current liabilities	(77)	(146)	(155)
Obligation to issue equity	3,000	10,920	—
Other assets	—	(20)	(218)
Net Cash Used in Operating Activities	(29,214)	(18,848)	(19,476)

Cash Flows Provided by (Used in) Investing Activities
Purchase of shares in equity method investee	—	—	(2,000)
Contributions to equity method investee	—	—	(130)
Investment in debt securities - equity method investee	—	(7,400)	(2,600)
Advances to equity method investee	(4,240)	(135)	—
Acquisition of property, plant and equipment	(266)	(736)	(645)
Acquisition of intangible assets	(30)	—	—
Acquisition of net assets, net of cash acquired, through business combination	16	—	—
Proceeds from sale of investments	—	2,314	708
Cash withdrawn from trust as a result of business combination	11,342	—	—
Net Cash Provided by (Used in) Investing Activities	6,822	(5,957)	(4,667)

Cash Flows Provided by Financing Activities
Proceeds from issuance of equity, net of issuance costs	15,383	13,122	16,009
Proceeds from the issuance of equity to non-controlling interest, net of issuance costs	4,169	13,859	337
Proceeds from the issuance of convertible promissory note	—	—	2,000
Proceeds from issuance of debt securities, net of issuance costs	19,455	—	—
Payment of debts	(250)	(540)	(65)
Receipt of Capital from Class I Unitholder	—	—	130
Distributions to Stockholders	(663)	—	(241)
Proceeds from the issuance of promissory notes to related parties	—	12,000	1,004
Repayment of promissory note	(4,628)	—	—
Cash Flows Provided by Financing Activities	33,466	38,441	19,174

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	11,074	13,636	(4,969)
Cash, Cash Equivalents and Restricted Cash Beginning of period	45	2,575	7,544
Cash, Cash Equivalents and Restricted Cash End of period	$11,119	$16,211	$2,575

See accompanying notes to consolidated financial statements.

	Successor	Predecessor
	October 2, 2024 through December 31, 2024	January 1, 2024 through October 1, 2024	Year ended December 31, 2023
Supplemental Cash Flow Information
Cash paid for interest	$991	$1,070	$297
Supplemental Disclosure of Noncash Financing Information
Accretion of redeemable units to redemption value	—	11,950	5,366
Debt discount and embedded derivative upon issuance	—	—	1,119
Issuance of units to non-controlling interest in exchange of convertible promissory notes	—	7,324	—
Conversion of working capital loans to equity method investees into investments in debt securities - related party	—	2,600	—
Transfer of liability warrants to equity warrants in the Business Combination	1,265	—	—
Initial recognition of loan commitment fee	16,190	—	—
Transfer of loan commitment fee asset	6,694	—	—
See accompanying notes to consolidated financial statements.

Innventure, Inc. and Subsidiaries
Non-GAAP Financial Measures
(in thousands, except share and per share amounts)

	Successor	Predecessor	S/P Combined (Non-GAAP)	Predecessor
	Period from October 2, 2024 through December 31, 2024	Period from January 1, 2024 through October 1, 2024	Year ended December 31, 2024	Year ended December 31, 2023
Net Loss	(70,633)	(28,198)	(98,831)	(30,984)
Interest expense, net(1)	11,173	1,300	12,473	1,224
Depreciation and amortization expense	5,455	146	5,601	8
Provision for income taxes	2,742	(432)	2,310	—
EBITDA	(51,263)	(27,184)	(78,447)	(29,752)
Transaction and other related costs(2)	2,309	9,414	11,723	3,452
Change in fair value of financial liabilities(3)	20,946	478	21,424	(766)
Stock based compensation(4)	16,338	1,056	17,394	910
Adjusted EBITDA	(11,670)	(16,236)	(27,906)	(26,156)

(1) Interest expense, net – For the combined twelve months ended December 31, 2024, interest expense, net includes interest incurred on our various borrowing facilities and the amortization of debt issuance costs. Additional debt issuance cost associated with a loan commitment fee asset in the amount of $10,041 was written off in combined twelve months ended December 31, 2024 and has also been included in this adjustment. This amount is representative of the asset associated with the second and third tranches of the WTI facility. When it became known that we would not be able to draw on these subsequent tranches based on certain metrics contained within the WTI Facility agreement, we immediately wrote this asset off. For the Predecessor year ended December 31, 2023, this balance is comprised entirely of interest incurred on our various borrowing facilities.
(2) Transaction and other related costs – For the combined twelve months ended December 31, 2024 and for the Predecessor year ended December 31, 2023 this is comprised entirely of consulting, legal, and other professional fees related to the business combination with Learn CW Investment Corporation (the “Business Combination”).
(3) Change in fair value of financial liabilities – For the combined twelve months ended December 31, 2024 the change in fair value of financial liabilities primarily consists of the change in fair value of the warrant liability, change in fair value of the earnout liability, and the change in the fair value of the embedded derivative associated with convertible notes prior to extinguishment. For the Predecessor year ended December 31, 2023, this is comprised entirely of the change in fair value of the embedded derivative associated with the convertible notes.
(4) Stock based compensation – For the combined twelve months ended December 31, 2024 stock based compensation primarily consisted of awards in the 2024 Equity and Incentive Plan entered into on October 2, 2024 subsequent to the Business Combination. These awards consisted of Stock Options, Restricted Stock Units, and Stock Appreciation Rights. Further, a portion of this expense was related to share based payment employee incentive plans in existence at Innventure LLC and other subsidiaries. For the Predecessor year ended December 31, 2023, stock based compensation was comprised wholly of share based payment employee incentive plans in existence at Innventure LLC and other subsidiaries.